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                                                                  EXHIBIT 23.2

                                    CONSENT

         We hereby consent to the use of our name under the caption "Legal Matters" in the Form S-4 Registration Statement of Big Lake Financial Corporation.


                                                 Humphrey & Knott, P.A.
                                                 Fort Myers, Florida
                                                 September 2, 1997